                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                  April 1, 2003
                Date of Report (date of earliest event reported)

                             COGNIGEN NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

     Colorado                         0-11730                    84-1089377
--------------------           -------------------           ----------------
(State or other jurisdiction   (Commission File No.)          I.R.S. Employer
    of incorporation)                                       (Identification No.)

7001 Seaview Avenue, Suite 210, Seattle, Washington              98117
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(Address of principal executive offices)                       (Zip Code)

                                 (206) 297-6151
                            ------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

     On April 1,  2003,  Cognigen  Networks,  Inc.  ("Cognigen"),  and  InTandem
Communications Corp. ("InTandem"),  David B. Hurwitz ("Hurwitz"),  Richard G. De
Haven ("De  Haven")  and  Anthony  Sgroi  ("Sgroi")  entered  into and closed an agreement  pursuant  to which  Cognigen  agreed to provide up to  $448,093  in a series of loans over a period of  approximately  nine months to  InTandem.  Each loan is to bear  interest  at the rate of 7.5% per annum and the loans are to be secured by a pledge of the outstanding  InTandem  common stock.  After providing the first  four  loans,  on 30 days  written  notice,  Cognigen  may  cancel its obligation to provide further loans should InTandem fail to attain a performance level of at least 75% of certain revenue and profit and loss projections.

     If Cognigen makes all of the loans,  Cognigen has the option to convert the loans into 49% of InTandem's outstanding common stock at any time not later than
12 months after the last payment on all the loans has been received by Cognigen.
If Cognigen does not convert the  promissory  notes into InTandem  common stock,
InTandem's  obligation  to repay the  promissory  notes will be  discounted by a value  equal to 25% of the net  income  realized  by  Cognigen  from the sale of
Cognigen's  services  through  the 1+ long  distance  Cognigen  Resale  Division
("CRD").  Further,  if Cognigen  discontinues  further lending due to InTandem's failure to meet 75% of InTandem's revenue and profit and loss projections,  then the principal and interest of each  promissory note will be due from InTandem in
12 equal monthly  installments  (discounted by the formula above) commencing one year after the last promissory note is issued.  During the time that Cognigen is the  (i)  holder  of  an  unpaid  InTandem  promissory  note  (ii)  an  InTandem shareholder or (iii) has the right to acquire InTandem's common stock,  Cognigen has the right to  designate  two of the five  directors on  InTandem's  Board of
Directors.  Further,  the  InTandem  Board of  Directors  has to  approve  every transaction by a vote of not less than 80% of InTandem's  directors and a quorum of the InTandem Board of Directors has been established as four.

     If Cognigen has exercised its conversion rights on or before April 1, 2005, or the date  Cognigen's  conversion  rights expire,  whichever is later,  but no earlier  than April 1, 2004,  Cognigen  shall have the right to acquire  all the outstanding common stock of InTandem from Hurwitz, De Haven and Sgroi. The price that  Cognigen is  required to pay for such common  stock is equal to four times the gross  revenue  generated by InTandem for the last three months prior to the acquisition of the InTandem common stock by Cognigen, multiplied by 51%.

     Each of Hurwitz,  De Haven and Sgroi also received five year  non-qualified stock  options to purchase  60,000  shares of  Cognigen's  common stock that are exercisable  at a price of $0.36 per share.  Such options vest  quarterly over a period  commencing in Apri1 2004,  and will expire if InTandem fails to meet 75%
of its revenue and profit and loss projections.

     As a part of the transaction,  Cognigen organized the CRD. The CRD is under the managerial  authority and guidance of Sgroi, who is the President of the CRD and has entered  into an  Employment  Agreement  with  Cognigen.  Sgroi  reports directly to  Cognigen's  CEO and Board of Directors.  In addition,  InTandem has agreed to provide consulting services at all levels to assist the CRD to fulfill its mission and responsibilities through the overall transition of a substantial part of Cognigen's  sales  production  from master agency status to  proprietary resale revenue.

     If a third party  introduces a large  affiliated  group of  subscribers  to
Cognigen  that  requires  the  specialized  product  and service  management  of
InTandem and Cognigen  agrees to pay a gross  revenue  commission  to that third party and its  sponsoring  entity at the level of a  super-agency,  Cognigen has agreed  to pay  Hurwitz,  De Haven and Sgroi a bonus of a 15% share of the total commission payable to the super-agency and sponsoring entity.

     Cognigen also agreed to grant  non-qualified  stock options to Hurwitz,  De
Haven and Sgroi to purchase all or any part of one-third of an aggregate  number of shares of  Cognigen's  common stock (up to a maximum of 100,000  shares each)
that is determined (i) by deducting from the total amount of Cognigen's  revenue derived for the period  between April 1, 2003 and April 1, 2004,  from the sales of its 1+ resale products,  the revenue Cognigen received from the sales thereof as of April 1, 2003, (ii) multiplying that amount by 6% (from sales of 1+ resale products  attributable  to Cognigen)  and 12% (from sales of 1+ resale  products attributable to InTandem), and (iii) dividing the total percentage result by the last sale price of a share of Cognigen's  common stock as of April 1, 2004.  The exercise  price  will be equal to the last sale  price of a share of  Cognigen's common stock as of April 1, 2004.  The options will  terminate on March 31, 2009 and vest  quarterly  over a three year period  commencing  April 1, 2004.  If an optionee terminates employment with Cognigen, that person's option may no longer be  exercised  after 12 months  after the  optionee  ceases  to be  employed  by
Cognigen.

     Cognigen   will   be   required   to   pay   a   commission   to   Combined
Telecommunications  Consultancy,  LTD  ("CTC").  The  amount  and  form  of  the commission are being negotiated between Cognigen and CTC.

     On April 1, 2003,  Gary L. Cook was appointed the Chief  Financial  Officer and  Treasurer  of Cognigen in place of David G. Lucas who remains an officer of
Cognigen's wholly-owned  subsidiary,  Cognigen Switching Technologies,  Inc. Mr.
Cook  remains  a  director  of  Cognigen  but is no longer a member of the Audit
Committee  or the  Chairman  thereof.  Information  pertaining  to Mr.  Cook  is contained in Cognigen's Current Report on Form 8-K dated October 15, 2002.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements

            None

(b)   Pro Forma Financial Information

            None

(c)   Exhibits

     10.1 Funding Agreement dated April 1, 2003, by and among Cognigen Networks,
Inc., InTandem  Communications Corp., David B. Hurwitz,  Richard G. De Haven and
Anthony Sgroi  (except for Schedule  B-Financial  Model and Schedule  E-Business
Plan and Financial Statements).

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated:  April 11, 2003              COGNIGEN NETWORKS, INC.

                                    By:   /s/ David L. Jackson
                                          ------------------------------------
                                          David L. Jackson
                                          Senior Vice President of Corporate and
                                          Public Affairs and Secretary